PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2014

March 31, 2014

Safe Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and charge-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the residential and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Corporation by the Federal Reserve Board or of the Bank by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to enter into a formal enforcement action or to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, including as a result of Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd Frank Act") and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with or furnished to the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.42
52-Week Range:	$14.12 - $18.62
Shares Outstanding:	9,665,877 shares
Market Capitalization:	$149.0 million
P/E (ttm):	16.58x
EPS (ttm):	$0.93
Annual Dividend & Yield:	$0.40 (2.59%)
As of March 31, 2014	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore, Roseville and San Rafael



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations, 2 wholesale and 14 retail mortgage offices
- Largest independent community bank headquartered in Riverside County, California (15 full-service offices)
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Elk Grove
- Escondido
- Glendora
- Hermosa Beach
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- San Rafael
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Operating Expenses decrease by 20% from the same quarter last year
- Net Interest Margin remains unchanged at 2.74% (sequential quarter)
- Pre-Tax Loss in mortgage banking declines by 13% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$8.8
$8.1
$7.6
$8.0
$7.7
$7.5
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Non-Interest Income



(In Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$2.1
$17.9
$1.6
$13.8
$1.4
$16.2
$1.4
$6.8
$1.4
$5.7
$1.5
$5.3
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$16.8
$15.7
$17.5
$14.5
$12.9
$12.6
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$12.0
$7.7
$7.7
$1.6
$1.9
$1.7
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Pre-Tax Income – Operating Segments



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$8.8
$5.6
$6.3
$3.2
$2.6
$2.9
$3.5
$3.6
$3.5
$(0.9)
$(0.8)
$(0.7)
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$4.9
$5.3
$1.5
$1.6
$1.4
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Diluted Earnings Per Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.64
$0.45
$0.49
$0.14
$0.16
$0.14
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Financial Ratios

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.90%
2.76%
2.59%
2.82%
2.74%
2.74%
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
58.21%
67.06%
69.52%
90.00%
86.97%
88.15%
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Return on Average Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.21%
1.59%
1.73%
0.52%
0.56%
0.50%
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Return on Average Equity


30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
18.14%
12.48%
13.29%
3.82%
4.13%
3.70%
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Community Banking

Highlights

- Preferred Loans increase by $39.5 million or 11% since June 30, 2013
- Fourth consecutive quarter of Preferred Loan growth
- Loan Originations and Purchases increase by 75% from the same quarter last year
- Core Deposits increase by $9.1 million or 2% since June 30, 2013
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$900
$800
$700
$600
$500
(In Millions)
$21
$21
$20
$19
$18
$17
$772
$754
$748
$749
$757
$770
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
46%
46%
47%
48%
50%
51%
$365
$422
$353
$416
$356
$404
$367
$392
$382
$383
$396
$381
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$50
$40
$30
$20
$10
$0
$24
$16
$27
$38
$40
$28
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/14	Interest Rate	Balance as of 03/31/13	Interest Rate
Single-Family	$ 381,267	3.24%	$ 415,616	3.54%
Multi-Family	289,314	4.88%	256,640	5.43%
Commercial Real Estate	104,569	5.93%	94,779	6.43%
Construction	1,792	5.83%	-	-
Commercial Business	1,051	6.93%	1,859	6.82%
Consumer	324	9.17%	448	8.42%
Total Loans Held for Investment	$ 778,317	4.22%	$ 769,342	4.53%
Undisbursed Loan Funds	(757)		-	
Deferred Loan Costs	2,390		1,925	
Allowance for Loan Losses	(10,024)		(16,826)	
Total Loans Held for Investment, net	$ 769,926		$ 754,441	

Loan Composition as of 03/31/14



Commercial Business 0%
Construction 0%
Consumer 0%
Commercial Real Estate 14%
Multi-Family 37%
Single-Family 49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$127
$107
$106
$56
$51
$51
$426
$413
$402
$400
$387
$378
$509
$522
$521
$519
$527
$530
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category	At 03/31/2014	Rate	At 03/31/2013	Rate
Checking Accounts - Non Interest-Bearing	$ 56,432	- %	$ 55,927	- %
Checking Accounts - Interest-Bearing	207,217	0.14%	210,807	0.14%
Savings Accounts	241,028	0.26%	227,793	0.26%
Money Market Accounts	25,264	0.29%	27,381	0.30%
Time Deposits	377,565	1.11%	413,192	1.30%
Total Deposits	$ 907,506	0.57%	$ 935,100	0.68%
Brokered Deposits included above	$ 4,727	3.57%	$ 7,058	3.41%

Deposit Composition at 03/31/2014



6%
23%
42%
3%
26%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category	At 03/31/2014	Rate	At 03/31/2013	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	10,000	2.93%	-	-
Over Three to Six Months	-	-	50,000	4.09%
Over Six to Twelve Months	-	-	5,000	2.51%
Over One to Two Years	-	-	10,000	2.93%
Over Two to Three Years	-	-	-	-
Over Three to Four Years	10,086	3.04%	-	-
Over Four to Five Years	-	-	10,106	3.04%
Over Five Years	31,361	3.22%	31,399	3.23%
Total Borrowings	$ 51,447	3.13%	$ 106,505	3.55%

Asset Quality

Highlights

- Non-Performing Assets decline by 20% since June 30, 2013
- Net Charge-Offs decline 86% (from the same quarter last year) to $168,000 during the current quarter
- New REOs decline 83% (from the same quarter last year), to 1 foreclosure for the current quarter

NPA, NPA to Total Assets and ALLL to LHI Ratios



$30,000
$20,000
$10,000
$0
(In Thousands)
3.00%
2.00%
1.00%
0.00%
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14
Non-Performing Assets
NPA to Total Assets
ALLL to LHI
$26,800
$22,422
$23,978
$21,724
$20,434
$19,213
2.15%
1.84%
1.96%
1.88%
1.80%
1.71%
2.34%
2.18%
1.96%
1.59%
1.44%
1.29%

Provision (Recovery) for Loan Losses



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$23
$(517)
$(1,538)
$(942)
$(898)
$(849)
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Non-Performing Asset Composition 03/31/14



12%
1%
0%
0%
19%
16%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$18,530
$16,826
$14,935
$12,105
$11,041
$10,024
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14

ALLL Allocation as of 03/31/14


0%
0%
1%
10%
0%
55%
34%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2014				At March 31, 2013			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	4	$ 1,035	34	$10,799	8	$2,519	54	$ 17,198
Multi-Family	-	-	8	3,530	-	-	5	2,211
Commercial Real Estate	-	-	8	3,562	-	-	7	3,399
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	4	154	-	-	5	237
Consumer Loans	3	1	-	-	-	-	-	-
Total	7	$ 1,036	54	$18,045	8	$2,519	71	$ 23,045

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$111,907	29%	$204,793	54%	$61,563	16%	$3,004	1%	$381,267	100%
Multi-Family	60,679	21%	156,057	54%	69,180	24%	3,398	1%	289,314	100%
Commercial Real Estate	47,103	45%	48,255	46%	9,211	9%	-	0%	104,569	100%
Construction	1,792	100%	-	0%	-	0%	-	0%	1,792	100%
Total	$221,481	28%	$409,105	53%	$139,954	18%	$6,402	1%	$776,942	100%

(1) Other than Inland Empire.

Geographic Location 03/31/14


1%
18%
28%
53%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$276,128	$51,917	$25,456	$916	$345	$1,611	$6,104	$9,277	$4,234	$375,988
Weighted Avg. LTV (1)	67%	72%	75%	53%	87%	71%	56%	58%	61%	68%
Weighted Avg. Age (In Years)	8.85	6.76	6.01	4.65	3.56	2.60	1.62	0.74	0.17	7.91
Weighted Avg. FICO (2)	731	732	741	750	751	726	749	741	754	733
Number of Loans	860	111	48	3	2	6	27	39	11	1,107
Geographic Breakdown (%)										
Inland Empire	29%	29%	27%	100%	37%	41%	20%	22%	33%	29%
Southern California (3)	61%	39%	39%	0%	63%	41%	36%	30%	9%	54%
Other California	9%	30%	34%	0%	0%	18%	44%	48%	58%	16%
Other States	1%	2%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$88,027	$23,918	$6,711	-	-	$20,788	$26,604	$93,688	$19,978	$289,314
Weighted Avg. LTV (1)	47%	58%	46%	-	-	58%	58%	59%	52%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.39x	1.23x	1.43x	-	-	1.80x	1.69x	1.68x	1.48x	1.52x
Weighted Avg. Age (In Years)	8.91	6.67	5.94	-	-	2.54	1.67	0.66	0.11	4.00
Weighted Avg. FICO (2)	706	700	772	-	-	744	733	760	777	742
Number of Loans	143	36	3	-	-	22	44	122	25	400
Geographic Breakdown (%)										
Inland Empire	16%	6%	21%	-	-	29%	12%	32%	19%	21%
Southern California (3)	52%	88%	79%	-	-	58%	58%	44%	49%	54%
Other California	28%	6%	0%	-	-	13%	30%	24%	32%	24%
Other States	4%	0%	0%	-	-	0%	0%	0%	0%	1%
	100%	100%	100%	-	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL (4)(5)
Loan Balance (In Thousands)	$31,393	$12,198	$3,680	$7,237	$375	$782	$19,012	$22,439	$7,485	$104,569
Weighted Avg. LTV (1)	47%	53%	33%	60%	58%	63%	54%	48%	47%	50%
Weighted Avg. Debt Coverage Ratio (2)	2.06x	1.77x	1.66x	1.29x	1.26x	1.47x	1.85x	1.81x	1.95x	1.85x
Weighted Avg. Age (In Years)	9.06	6.78	5.98	4.76	3.85	2.27	1.51	0.67	0.13	4.51
Weighted Avg. FICO (2)	705	727	764	722	705	770	751	754	780	736
Number of Loans	41	11	7	2	2	1	18	28	9	119
Geographic Breakdown (%)										
Inland Empire	39%	45%	6%	100%	52%	0%	69%	35%	7%	45%
Southern California (3)	61%	41%	94%	0%	48%	100%	31%	39%	70%	46%
Other California	0%	14%	0%	0%	0%	0%	0%	26%	23%	9%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $24.0 million in Retail; $20.4 million in Office; $16.1 million in Mixed Use; $6.6 million in Mobile Home Park; $6.1 million in Light Industrial/Manufacturing; $5.6 million in Medical/Dental Office; $5.4 million in Warehouse; $3.6 million in Mini-Storage; $2.7 million in Research and Development; $1.8 million in Hotel and Motel; $1.8 million in Restaurant/Fast Food; $904,000 in Automotive – Non-Gasoline; and $391,000 in Other.
(5) Consisting of $72.4 million or 75.9% in investment properties and $23.0 million or 24.1% in owner occupied properties.

Mortgage Banking

Highlights

- Loan Sale Margin increases 8 basis points (sequential quarter)
- Purchase Volume remains high at 57% of Total Volume
- Recourse Risk remains low
- Gross Locked Pipeline increases 14% (sequential quarter)

PBM Loan Originations


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$2
$1,009
$3
$790
$3
$837
$2
$684
$3
$453
$8
$354
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Saleable
Portfolio

PBM Locked Pipeline


$500,000
$400,000
$300,000
$200,000
$100,000
$0
(In Millions)
50%
40%
30%
20%
10%
0%

	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14
Gross Locked Pipeline	$310,217	$283,486	$334,790	$184,287	$130,884	$149,104
Net Locked Pipeline (1)	$221,978	$211,754	$255,635	$135,341	$98,242	$107,866
Fall-out Ratio	28%	25%	24%	27%	25%	28%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14
Refinance	68%	68%	57%	40%	42%	43%
Purchase	32%	32%	43%	60%	58%	57%

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$17,878
$13,835
$16,185
$6,754
$5,732
$5,291
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Loan Sale Margin


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.92%
2.06%
1.78%
1.78%
1.84%
1.82%
1.16%
1.17%
1.36%
1.36%
1.44%
1.42%
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$1,285
$27
($191)
($186)
($70)
($127)
Q2FY13
Q3FY13
Q4FY13
Q1FY14
Q2FY14
Q3FY14

Recourse Reserve


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,776
$2,302
$2,111
$1,258
$1,202
$1,068
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Strong Capital Ratios
- 2.59% Cash Dividend yield
- Repurchased 194,888 shares of common stock

Stockholders' Equity


(In Millions)
$170
$160
$150
$140
$130
$120
$110
$100
$156
$157
$160
$157
$152
$150
12/31/12
03/31/13
06/30/13
09/30/13
12/31/13
03/31/14

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14
Tier 1 Leverage Ratio	12.26%	12.55%	13.12%	13.07%	12.56%	12.80%
Tier 1 Risk-Based Capital Ratio	18.79%	20.76%	21.36%	20.82%	19.80%	19.96%
Total Risk-Based Capital Ratio	20.06%	22.02%	22.64%	22.09%	21.06%	21.22%

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	06/30/12	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14
Price/TBV	0.86x	1.01x	1.19x	1.13x	1.03x	1.08x	0.97x	0.99x

PROVIDENT
Provident Financial Holdings, Inc.